UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2011

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-34902	38-3814230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      OTHER EVENTS

In a press release issued on February 24, 2011, the Company announced that its Board of Directors has declared a cash dividend of $0.03 per share.  The dividend will be paid on March 25, 2011, to stockholders of record as of March 11, 2011.   The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also, in a press release issued on February 25, 2011, the Company announced management promotions and additions.  The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

99.1	Press Release dated February 24, 2011

99.2	Press Release dated February 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: February 25, 2011	By:	/s/T. Heath Fountain
T. Heath Fountain
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by the Company on February 24, 2011.

99.2	Copy of press release issued by the Company on February 25, 2011.